UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
(Rule 14a-101)
SCHEDULE 14A

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# 2022 Proxy Supplemental Presentation

May 10, 2022

JPMorgan Chase & Co.

# The Board requests your support at our 2022 Annual Meeting

*■ = Additional information provided on the following pages*

## ✓ The Board recommends you vote FOR each director nominee and the following management proposals:

1. **Election of Directors:** Our nominees have the right mix of experience, skills, tenure and diversity to provide oversight of the Firm's business and affairs, including the Firm's strategy, risk management, ESG matters and management's performance
2. **Advisory resolution to approve executive compensation:** We maintain a compensation program that has consistently strong relative pay-for-performance outcomes and one-off special awards for long-term executive retention and succession planning
3. Ratification of independent registered public accounting firm

## ✗ The Board recommends you vote AGAINST each of the following shareholder proposals:

4. **Fossil fuel financing:** We are actively addressing climate change, and a complete and imminent withdrawal from financing for new fossil fuel supply would be associated with significant market and energy insecurity risk
5. **Special shareholder meeting improvement:** We already provide for a right to call a special meeting and to act by written consent, striking a balance between protecting all our shareholders and avoiding a waste of resources – consistent with industry best practices
6. **Independent board chairman:** We are best served by the Board's new general policy to separate the Chair and CEO roles upon the next CEO transition, subject to the Board's determination at the time, and strong existing governance practices
7. **Board diversity resolution:** The Board already has a robust director recruitment process that is transparent and considers diversity
8. **Conversion to public benefit corporation:** Such a conversion would be an unnecessary, costly process that would introduce risk and uncertainty, without providing meaningful benefits
9. **Report on setting absolute contraction targets:** We are actively addressing climate change and made a strategic decision, based on management's judgment, to use carbon intensity targets in our pursuit of net zero emissions

# Executive summary

**We listened to you this year, particularly on:**

**Ongoing discussions with shareholders to consider the investor perspectives on our practices**

- Following our 2021 annual meeting, we had more than 50 engagements, representing approximately half of the Firm's outstanding common stock
- We discussed a variety of topics including executive compensation, Board diversity, climate change, and separation of the Chairman and CEO roles
- Our new policies and disclosures reflect changes we've made following this feedback, as outlined below

| | |
|---|---|
| **A Independent Chairman** | **We adopted a new general policy that upon the next CEO transition, the Chair and CEO positions shall be separate, with a non-executive Chair and a Lead Independent Director if the chair is not independent, subject to the Board's determination** |
| **B Executive compensation** | **We included in our Proxy a discussion of the special awards granted to Mr. Dimon and Mr. Pinto and the strong relative CEO pay-for-performance alignment vs. our financial peers** |
| **C Board diversity** | **The Board recruitment process, including its commitment to diversity, is transparent and our Board is comprised of individuals with diverse experiences, skills and backgrounds** |
| **D Climate** | **We are actively addressing climate change-related risks and opportunities and increasingly advancing net zero solutions** |

JPMorgan Chase & Co.

# The Board has adopted a new policy on the Chair and CEO roles at the next leadership transition

***The policy is reflected in the Firm's updated Corporate Governance Principles 4.1 and 4.2***

- **The Board has adopted a general policy, upon the next CEO transition, that the Chair and CEO positions shall be separate, subject to the Board's determination of the leadership structure that best serves the Firm and its shareholders at that time.**
  - The policy reinforces the Board's longstanding commitment to independent oversight while also maintaining the Board's ability to fulfill its fiduciary duty to make the ultimate decision that best serves shareholders
  - The policy provides for a Lead Independent Director if the separate Chair is not independent
  - The Lead Independent Director already has the power to call special shareholder meetings and special meetings of the Board, contrary to the assertions from the proponent
  - Upon the next CEO transition, the Board may determine that shareholders may be best served by retaining the chairman in a non-executive capacity given some two decades of experience with the Firm and his key role in a successful transition for the future CEO
- **The Firm considered the following factors prior to adopting the new policy:**
  - Acknowledging the significant number of shareholders (~48%) who voted for this proposal in 2021
  - The strong track record of financial performance, independence of Board, and responsiveness to shareholders concerns as demonstrated by the Firm's work on climate, racial equity, diversity, etc.
  - Substantially broadening the Firm's outreach with shareholders to receive feedback on the combined role and a potential separation in the context of succession planning and a successful leadership transition
  - Conducted more than 50 meetings with investors representing approximately half of the Firm's outstanding common stock
  - A substantial majority of those with whom we engaged, including most of our top holders, indicated support for a policy that would enable our current CEO to serve as non-executive Chair at the next leadership transition



***Jamie Dimon***
*Chairman & CEO*



***Stephen Burke***
*Lead Independent Director*

- **The current Board leadership structure provides:**
  - Strong and effective leadership
  - Appropriate independent oversight of management with the Lead Independent Director providing a strong counterbalance to the Chair
  - Continuity of experience that complements ongoing Board refreshment
  - The ability to communicate the Firm's business and strategy to shareholders, clients, employees, regulators and the public in a single voice
  - The Lead Independent Director has the power to call special meetings for both shareholders and the Board

JPMORGAN CHASE & CO.

# CEO pay is strongly aligned to the Firm's long-term performance, particularly vs. peers

## $100 investment in JPM at the end of 2011 would be valued at $627 at the end of 2021

### Total Shareholder Returns ("TSR")[1]

| Performance for the period ended December 31, 2021 | JPMorgan Chase | S&P Financials Index | KBW Bank Index |
|---|---|---|---|
| 1-YEAR | 28% | 35% | 38% |
| 3-YEAR | 78% | 75% | 69% |
| 5-YEAR | 110% | 86% | 65% |
| 10-YEAR | 527% | 352% | 327% |



$700
$600
$500
$400
$300
$200
$100
$0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
$627
$452
$427
JPM Outperformance

## Our relative CEO pay-for-performance alignment has been consistently strong and more efficient than peers

### Prior 3-Year Average % of Profits Paid to CEOs (2018-2020)[2]



JPMorgan Chase & Co.
0.10%
Bank of America
0.11%
Wells Fargo
0.14%
Citigroup
0.14%
Goldman Sachs
0.24%
Morgan Stanley
0.31%
American Express
0.37%

***The Firm's trailing average percentage of net income paid to Mr. Dimon continues to rank among the lowest of our peers, demonstrating our strong pay-for-performance alignment, and a more efficient CEO pay allocation ratio***

## Strong financial performance in 2021 continued to support shareholder value

***We gained market share in many of our businesses, demonstrated strong expense discipline while continuing to invest into our businesses, continued to achieve high customer satisfaction scores, and maintained a fortress balance sheet***

| Net income of **$48.3 BILLION** | EPS of **$15.36** | ROE of **19%** ROTCE[3] of **23%** | BVPS of **$88.07** TBVPS[3] of **$71.53** | Distributed **$28.5 BILLION** to shareholders[4] |
|---|---|---|---|---|

For additional information on financial performance over time, please see slide 9
For additional information and footnotes, please see slide 13

JPMORGAN CHASE & CO.

# Aside from one-time special awards discussed on the next page, our 2021 annual executive compensation program is substantially unchanged from 2020

## Our executive compensation is determined against four performance dimensions

- **Business Results** – *aligned with investor interests in financial performance*
  - Includes absolute and relative performance over multiple years
- **Risk, Controls & Conduct** – *aligned with investor interests in strong governance*
  - Includes cybersecurity and feedback received from the Firm's risk and control professionals
- **Client / Customer / Stakeholder** – *aligned with investor interests in environmental and social*
  - Includes community development, climate change, racial equity and sustainability
- **Teamwork & Leadership** – *aligned with investor interests in human capital management*
  - Includes diversity, equity and inclusion, employee development, strong leadership and culture


Business Results
+
Risk, Controls & Conduct
+
Client/ Customer/ Stakeholder
+
Teamwork & Leadership
=
OC Member Performance
OC Member Performance
Pay Level
Pay Mix
Total Compensation
Salary
Cash Incentive
RSUs
PSUs

***Jamie Dimon***
*Chairman & CEO*




2021 COMPENSATION
$34.5M

Salary $1.5M
Variable Pay $33M
Cash Incentive $5M
PSUs $28M

## Our focus on equity and long vesting periods is aligned to long-term shareholder value

| Incentive Pay | CEO | NEOs | Vesting Periods[1] |
|---|---|---|---|
| Cash | ~15% | 40% | Immediately after performance in prior year |
| RSUs | 0% | 30% | 3 years = 50% after 2 years, 50% after 3 years |
| PSUs | ~85% | 30% | 5 years = 3 years performance period + 2 years holding |

## Our PSU program spans a 5-year time horizon, with goals set at beginning of period

| 3-Year Performance Period (cliff-vest) | | | + | 2-Year Additional Hold on Fully Vested Awards | |
|---|---|---|---|---|---|
| 2022 | 2023 | 2024 | | 2025 | 2026 |
| Payout is calculated based on average ROTCE over the 3-year performance period | | | = | Ultimate number of units earned | |
| Awards subject to reduction / cancellation / clawback based on Risk / Control features (including protection-based vesting) | | | | | |

## Sound pay practices

- ✓ Principles-based compensation philosophy
- ✓ Robust anti-hedging/anti-pledging provisions
- ✓ Strong clawback provisions
- ✓ Predominant portion of pay at risk
- ✓ Majority of variable pay is deferred equity
- ✓ Competitive benchmarking
- ✓ Responsible use of equity
- ✓ Risks, controls and conduct impact pay
- ✓ Strong share holding requirements
- ✓ Robust shareholder engagement
- ✗ No golden parachute agreements
- ✗ No special severance
- ✗ No guaranteed bonuses
- ✗ No special executive benefits

For additional information and footnotes, please see slide 13

JPMorgan Chase & Co.

# One-time special awards of stock appreciation rights (“SARs”) were granted to the CEO and COO as part of the Firm’s long-term executive retention and succession planning

***The Board is focused on a successful transition of the CEO role, with the special awards sending a tangible signal to the CEO and all stakeholders that it wants him to continue to lead for a further significant number of years***

***The Firm is the largest bank in the U.S., a highly complex business and the world’s most systemically important bank*** [1]

## The special awards have the following features:

- **Retention** – The CEO’s award requires Mr. Dimon to remain in a leadership position for a minimum of five years before it becomes exercisable
- **Performance** – 50% of the awards are subject to cancellation provisions if minimum performance hurdles across ROTCE, income and strategic priorities are not satisfied
- **Alignment** – The awards are directly aligned with improving shareholder returns as their realizable values are worthless unless the Firm’s share price appreciates to exceed the exercise prices of $148.73 (CEO) and $159.095 (COO)
- **Accountability** – The awards are subject to a 10-year hold restriction from the grant date, which encourages a successful leadership transition
- **Non-Recurring** – The awards are one-off grants that are not part of regular annual compensation, and will not be awarded on a recurring basis
- **Continuity –** Mr. Pinto’s award reflects his promotion to the Firm’s sole President and COO, and the Board’s desire for him to continue his outstanding leadership

## The CEO’s and COO’s special awards are exercisable only after 5 years, and net shares must be held for 10 years from the grant dates



*Jamie Dimon*

- Granted 1,500,000 SARs on July 20, 2021
- This one-off grant is only the second in over 17 years
- The CEO has a track record of strong performance and exemplary leadership over a long career in banking
- There continues to be a highly competitive landscape for executive leadership talent

- Despite the larger size and scale of the Firm, the CEO’s regular annual pay relative to net income has historically been lower than peers, demonstrating our strong pay-for-performance alignment and a more efficient CEO pay allocation ratio

**Prior 3-Year Average % of Profits Paid to CEOs (2018-2020)[2]**


JPMorgan Chase & Co. 0.10%
Bank of America 0.11%
Wells Fargo 0.14%
Citigroup 0.14%
Goldman Sachs 0.24%
Morgan Stanley 0.31%
American Express 0.37%



*Daniel Pinto*

- Granted 750,000 SARs on December 14, 2021
- Mr. Pinto has been promoted to sole President and COO and relocated to the U.S., to continue his outstanding leadership
- The COO has previously served as co-CEO during prior unforeseen circumstances

## Special Award Time Horizon

2021 | 2022 | 2023 | 2024 | 2025 | 2026 | 2027 | 2028 | 2029 | 2030 | 2031

Grant — SARs are not exercisable for 5 years (5-year cliff vest) — SARs become exercisable 5 years after grant date

***Expiration**: 10 years after grant date*

***Sales Restriction: All net shares delivered upon exercise must be held until at least 10 years after the grant date***

For additional information and footnotes, please see slide 13

JPMorgan Chase & Co.

# Enhanced disclosure on the Board's diversity, experience, recruitment, and ESG oversight

***The Board's focus on refreshment provides the right mix of experience, skills, tenure, diversity and fresh perspectives to provide oversight for a financial services company of our scale and complexity***



| Experience & Skills | Burke | Bammann | Combs | Crown | Dimon | Flynn | Hobson | Neal | Novakovic | Rometty |
|---|---|---|---|---|---|---|---|---|---|---|
| Finance and Accounting | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Financial Services | | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | | |
| International Business Operations | ✓ | ✓ | ✓ | | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Leadership of a Large, Complex Organization | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Public Company Governance | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Technology | ✓ | | ✓ | ✓ | ✓ | ✓ | | ✓ | ✓ | ✓ |
| Regulated Industries | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Risk Management and Controls | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| ESG Matters | | | | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ | ✓ |
| Age | 63 | 66 | 51 | 68 | 66 | 65 | 53 | 69 | 64 | 64 |

## Composition of Board nominees

**90%**

**Independent**

**40%**

**Women**

*(Last 3 Directors added are women)*

**10%**

**Black or African American**

**Well-balanced tenure**


3
4
3
1-5 years
6-10 years
10+ years

JPMORGAN CHASE & CO.

# We are actively addressing climate change and supporting our clients to transition to a low-carbon future in our pursuit of net zero emissions

## How we have addressed climate change since 2021

- Announced a target to **finance and facilitate $1T by the end of 2030 for climate action**, as part of a broader target to finance and facilitate **$2.5T by the end of 2030 to advance sustainable development** around the world
- Published our **Carbon Compass[SM] Methodology**, which details our approach for aligning our client financing with the goals of the Paris Agreement
- Became one of the first U.S. banks to set **2030 carbon intensity targets** for our Paris aligned financing commitment in three key sectors of our financing portfolio and announced our intention to expand to new sectors over time
  - Oil & Gas
  - Electric Power
  - Auto Manufacturing
- Announced our intent to release **climate report in 2022**, informed by the recommendations of the TCFD, which will include progress updates on our targets
- Announced our support for the goals of the industry led, United Nations-convened **Net Zero Banking Alliance**
- **#1 underwriter of green and ESG-labeled bonds globally** by volume
- **Extensive shareholder outreach** during 2021, representing more than 50% of the Firm's outstanding common stock

## Our response to fossil fuel financing

***We are actively addressing climate change, and a complete and imminent withdrawal from financing for new fossil fuel supply would be associated with significant market and energy insecurity risks***

- We work with traditional energy clients to help develop their long-term business strategies to improve their carbon disclosures and reduce emissions
- An abrupt withdrawal from financing new oil and natural gas projects could trigger unintended, negative consequences, including increasing energy price volatility without decarbonizing demand
- Energy insecurity exacerbated by geopolitical turmoil further underscores the need for pragmatic efforts to support energy producers on decarbonizing reliable sources of supply
- Our targets for emissions and financing encompass both energy supply and demand, consistent with the challenges and opportunities of the transition
- Our approach is consistent with the IEA's NZE scenario's holistic view on the changes required

## Our response to setting absolute contraction targets

***We are already addressing climate change, with a strategic decision to use carbon intensity targets in our pursuit of net zero emissions***

- We are focused on supporting clients in their transition to a low-carbon future
- Absolute targets could create incentives to reduce or eliminate relationships which may have a disproportionate impact on reported financed emissions, while transferring emissions elsewhere, rather than in the real economy
- The UNEP FI has recognized the prominence of intensity-based approaches noting that such targets support "achieving a greater carbon efficiency per dollar invested" and that "there is not clear evidence that this [absolute contraction approach] - as a standalone approach - contributes to financing the global economic transition as well as others might"
- We intend to begin reporting absolute emissions, consistent with our Net Zero Banking Alliance participation and shareholder feedback

JPMorgan Chase & Co.

# Agenda

# The Firm has demonstrated sustained, strong financial performance over time

## Increasing net income by over 125% over the past 10 years while adding substantial capital



Net Income ($B)
$21.3
$17.9
$21.7
$24.4
$24.7
$24.4[2]
$32.5
$36.4
$29.1
$48.3
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

## Generated strong ROE and ROTCE[1]



ROE
ROTCE
15%
11%
13%
13%
13%
12%[2]
17%
19%
14%
23%
11%
9%
10%
11%
10%
10%
13%
15%
12%
19%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

## Delivered sustained growth in EPS, BVPS and TBVPS[1]



EPS
BVPS
TBVPS
$5.19
$4.34
$5.29
$6.00
$6.19
$6.31[2]
$9.00
$10.72
$8.88
$15.36
$51.19
$53.17
$56.98
$60.46
$64.06
$67.04
$70.35
$75.98
$81.75
$88.07
$38.68
$40.72
$44.60
$48.13
$51.44
$53.56
$56.33
$60.98
$66.11
$71.53
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

For additional information and footnotes, please see slide 13

JPMorgan Chase & Co.

# Recovery / clawback features

## Clawback/recovery provisions

- We maintain clawback/recovery provisions on both cash incentives and equity awards which enable us to reduce or cancel unvested awards and recover previously paid compensation in certain situations. While incentive awards are intended and expected to vest according to their terms, the Firm's strong recovery provisions permit recovery of incentive compensation awards in appropriate circumstances.
- The following table provides details on the clawback provisions that apply to our OC members[1] and the Firmwide Controller.

| Category | Trigger | Vested Awards | Unvested Awards |
|---|---|---|---|
| **Restatement** | ■ In the event of a **material restatement of the Firm's financial results** for the relevant period<br>■ This provision also **applies to cash incentives** | ✓ | ✓ |
| **Misconduct** | ■ If the employee engaged in **conduct detrimental** to the Firm that causes material financial or reputational harm to the Firm, or engaged in knowing and willful misconduct related to employment | ✓ | ✓ |
| | ■ If the award was based on **material misrepresentation** by the employee | ✓ | ✓ |
| | ■ If the employee is **terminated for cause** | ✓ | ✓ |
| **Risk-related and Other** | ■ If the employee improperly or with gross negligence **failed to identify, raise or assess**, in a timely manner and as reasonably expected, issues and/or concerns with respect to **risks material to the Firm** | ✓ | ✓ |
| | ■ If the award was based on **materially inaccurate performance metrics**, whether or not the employee was responsible for the inaccuracy | ✓ | ✓ |
| **Protection Based Vesting[2]** | ■ If **performance in relation to the priorities** for their position, or the Firm's performance in relation to the priorities for which they share responsibility as a member of the Operating Committee, **has been unsatisfactory for a sustained period of time** | | ✓ |
| | ■ If awards granted to participants in a line of business for which the Operating Committee member exercised responsibility were in whole or in part cancelled because the line of business **did not meet its annual line of business financial threshold** | | ✓ |
| | ■ If for any one calendar year during the vesting period, **pre-tax pre-provision income is negative**, as reported by the Firm | | ✓ |
| | ■ If, for the three calendar years preceding the **third-year** vesting date, the Firm **does not meet a 15% cumulative return on tangible common equity** | | ✓ |

For additional information and footnotes, please see slide 13

# Annual meeting overview

***The annual meeting will be held in a virtual meeting format only, there will be no physical location for shareholders to attend***

## Logistics

- **Date:** Tuesday, May 17, 2022
- **Time:** 10:00 a.m. Eastern Time
- **Virtual meeting site:** www.virtualshareholdermeeting.com/JPM2022

## Access

- To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/JPM2022 and enter the 16-digit control number included on your proxy card, voting instruction form or notice you previously received

## Questions

- Shareholders may submit questions either before the meeting, from May 2 to May 13, 2022, or during a portion of the meeting
- If you wish to submit a question before the meeting, you may log into www.proxyvote.com using your 16-digit control number and follow the instructions to submit a question
- Alternatively, if you wish to submit a question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/JPM2022 using the 16-digit control number and follow the instructions to submit a question
- Questions pertinent to meeting matters will be answered during the meeting, subject to time limitations

# Agenda

# Notes

## Notes on non-GAAP financial measures

1. Tangible common equity ("TCE"), ROTCE and TBVPS are each non-GAAP financial measures. TCE represents the Firm's common stockholders' equity (i.e., total stockholders' equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. ROTCE measures the Firm's net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm's TCE at period-end divided by common shares at period-end. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm's use of equity. The following tables provide reconciliations and calculations of these measures for the periods presented.

## Non-GAAP reconciliations

| | Average | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | December 31, | | | | | | | | | |
| (in millions, except per share and ratio data) | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 |
| Common stockholders' equity | $ 184,352 | $ 196,409 | $ 207,400 | $ 215,690 | $ 224,631 | $230,350 | $229,222 | $232,907 | $236,865 | $250,968 |
| Less: Goodwill | 48,176 | 48,102 | 48,029 | 47,445 | 47,310 | 47,317 | 47,491 | 47,620 | 47,820 | 49,584 |
| Less: Other intangible assets | 2,833 | 1,950 | 1,378 | 1,092 | 922 | 832 | 807 | 789 | 781 | 876 |
| Add: Certain deferred tax liabilities(a) | 2,754 | 2,885 | 2,950 | 2,964 | 3,212 | 3,116 | 2,231 | 2,328 | 2,399 | 2,474 |
| Tangible common equity | $136,097 | $149,242 | $ 160,943 | $170,117 | $179,611 | $185,317 | $183,155 | $186,826 | $190,663 | $202,982 |
| Net income applicable to common equity | $ 20,606 | $ 17,081 | $ 20,620 | $ 22,927 | $ 23,086 | $ 22,778 | $30,923 | $34,844 | $27,548 | $46,734 |
| Return on common equity(b) | 11% | 9% | 10% | 11% | 10% | 10% | 13% | 15% | 12% | 19% |
| Return on tangible common equity(c) | 15 | 11 | 13 | 13 | 13 | 12 | 17 | 19 | 14 | 23 |

| | Period-end | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| | December 31, | | | | | | | | | |
| (in millions, except per share and ratio data) | 2012 | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021 |
| Common stockholders' equity | $ 194,727 | $ 199,699 | $ 211,664 | $ 221,505 | $ 228,122 | $ 229,625 | $230,447 | $234,337 | $249,291 | $259,289 |
| Less: Goodwill | 48,175 | 48,081 | 47,647 | 47,325 | 47,288 | 47,507 | 47,471 | 47,823 | 49,248 | 50,315 |
| Less: Other intangible assets | 2,235 | 1,618 | 1,192 | 1,015 | 862 | 855 | 748 | 819 | 904 | 882 |
| Add: Certain deferred tax liabilities(a) | 2,803 | 2,953 | 2,853 | 3,148 | 3,230 | 2,204 | 2,280 | 2,381 | 2,453 | 2,499 |
| Tangible common equity | $ 147,120 | $ 152,953 | $ 165,678 | $ 176,313 | $ 183,202 | $ 183,467 | $184,508 | $188,076 | $201,592 | $210,591 |
| Common shares | 3,804.0 | 3,756.1 | 3,714.8 | 3,663.5 | 3,561.2 | 3,425.3 | 3,275.8 | 3,084.0 | 3,049.4 | 2,944.1 |
| Book value per share(d) | $ 51.19 | $ 53.17 | $ 56.98 | $ 60.46 | $ 64.06 | $ 67.04 | $70.35 | $75.98 | $81.75 | $88.07 |
| Tangible book value per share(e) | 38.68 | 40.72 | 44.60 | 48.13 | 51.44 | 53.56 | 56.33 | 60.98 | 66.11 | 71.53 |

(a) Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.
(b) Represents net income applicable to common equity / average common stockholders' equity.
(c) Represents net income applicable to common equity / average TCE.
(d) Represents common stockholders' equity at period-end / common shares at period-end.
(e) Represents TCE at period-end / common shares at period-end.

2. On December 22, 2017, the TCJA was signed into law. The Firm's results for the year ended December 31, 2017, included a $2.4 billion decrease to net income, as a result of the enactment of the TCJA, as well as a legal benefit of $406 million (after-tax) related to a settlement with the FDIC receivership for Washington Mutual and with Deutsche Bank as trustee to certain Washington Mutual trusts. Adjusted net income, adjusted ROTCE and adjusted earnings per share, which exclude the impact of these significant items, are each non-GAAP financial measures. Management believes these measures help investors understand the effect of these items on reported results.

3. The Firm reviews the results of the lines of business on a "managed" basis. The Firm's definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

4. The Basel III common equity Tier 1 ("CET1") ratio is used by management, bank regulators, investors and analysts to assess and monitor the Firm's capital position. Refer to Capital Risk Management on pages 86–96 of the 2021 Form 10-K for additional information on this measure.

5. Represents total JPMorgan Chase revenue from investment banking products sold to Commercial Banking Clients. Please refer to page 61 of the Firm's 2021 Form 10-K for a discussion of revenue sharing agreements that are reflected within business segment results.

6. Represents product revenue excluding deposit net interest income.

JPMORGAN CHASE & CO.

# Notes (cont'd)

**Additional information regarding slide 4: "CEO pay is strongly aligned to the Firm's long-term performance, particularly vs. peers"**

1. TSR shows the actual return of the stock price, with dividends reinvested.
2. Total compensation is comprised of base salary, cash bonus paid and long-term incentive compensation (target value) in connection with the performance year, which may be different from amounts reported in the SCT. The most recently used peer compensation data is from 2020 since not all our financial services peers will have filed proxy statements containing 2021 compensation data before the preparation of the 2022 Proxy Statement. The percentage of profits paid is equal to three-year average CEO compensation divided by three-year average net income. Source: 2019-2021 proxy statements; 2018-2020 Form 10-K filings.
3. ROTCE and TBVPS are each non-GAAP financial measures; for a reconciliation and further explanation, see footnote 1 on slide 12.
4. Reflects common dividends and common stock repurchases, net of common stock issued to employees.

**Additional information regarding slide 5: "Aside from one-time special awards discussed on the next page, our 2021 annual executive compensation program is substantially unchanged from 2020"**

1. Excludes Mr. Pinto, who was located in the U.K. in 2021. Due to local regulations, Mr. Pinto's RSUs and PSUs are subject to: (i) extended seven-year vesting period (commencing ratably on the third anniversary of grant, subject to the standard vest date occurring within 10 days of the grant date anniversary for RSUs); and (ii) a minimum twelve-month hold after each vesting.

**Additional information regarding slide 6: "One-time special awards of stock appreciation rights ("SARs") were granted to the CEO and COO as part of the Firm's long-term executive retention and succession planning"**

1. The most systemically important bank for the global economy as determined by the Financial Stability Board.
2. Total compensation is comprised of base salary, cash bonus paid and long-term incentive compensation (target value) in connection with the performance year, which may be different from amounts reported in the SCT. The most recently used peer compensation data is from 2020 since not all our financial services peers will have filed proxy statements containing 2021 compensation data before the preparation of the 2022 Proxy Statement. The percentage of profits paid is equal to three-year average CEO compensation divided by three-year average net income. Source: 2019-2021 proxy statements; 2018-2020 Form 10-K filings.

**Additional information regarding slide 9: "The Firm has demonstrated sustained, strong financial performance over time"**

1. ROTCE and TBVPS are each non-GAAP financial measures; for a reconciliation and further explanation, see footnote 1 on slide 12.
2. Excluding the impact of the enactment of the Tax Cuts and Jobs Act ("TCJA") of $(2.4) billion and a legal benefit of $406 million (after-tax) in 2017, adjusted net income would have been $26.5 billion, adjusted ROTCE would have been 13% and adjusted EPS would have been $6.87. Adjusted net income, adjusted ROTCE and adjusted EPS are each non-GAAP financial measures; refer to Notes on non-GAAP financial measures, see footnote 2 on slide 12.

**Additional information regarding slide 10: "Recovery / Clawback Features"**

1. Since 2015, the Firm has maintained a local Malus and Clawback Policy in accordance with E.U. and U.K. regulations which operates in addition to the recovery provisions in the table on page 10. Under the policy, the Firm is able to cancel and/or recover incentive compensation for relevant Identified Staff (including Mr. Pinto) in certain circumstances for a minimum period of seven years following the date of the award.
2. Provisions apply to PSUs, RSUs and SARs granted to the Operating Committee and may result in cancellation of up to a total of 50% of the award. However, for the special awards granted to Messrs. Dimon and Pinto in 2021 that are not a part of their regular annual compensation and will not be awarded on a recurring basis, the cumulative ROTCE threshold is 20% for the four calendar years preceding the fifth-year exercisable dates. Refer to page 66 of the firm's 2022 Proxy Statement for further discussion of these awards and slide 10 of this presentation for further information.

# Forward-looking statements

*This Proxy Supplemental Presentation contains forward-looking statements. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as "anticipate," "target," "expect," "estimate," "intend," "plan," "goal," "believe" or other words of similar meaning. Forward-looking statements provide JPMorgan Chase & Co.'s ("JPMorgan Chase" or the "Firm") current expectations or forecasts of future events, circumstances, results or aspirations, and are subject to significant risks and uncertainties. These risks and uncertainties could cause the Firm's actual results to differ materially from those set forth in such forward-looking statements. Certain of such risks and uncertainties are described in JPMorgan Chase's Annual Report on Form 10-K for the year ended December 31, 2021. JPMorgan Chase does not undertake to update the forward-looking statements included in this Proxy Supplemental Presentation to reflect the impact of circumstances or events that may arise after the date the forward-looking statements were made.*

*This document is only a summary of certain information in JPMorgan Chase & Co.'s 2022 Proxy Statement, and shareholders should read the Proxy Statement in its entirety before voting their shares.*

*No reports, documents or websites that are cited or referred to in this Proxy Supplemental Presentation shall be deemed to form part of, or to be incorporated by reference into, this Proxy Supplemental Presentation.*

JPMorgan Chase & Co.